File Nos. 33-51626; 811-07148

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. [52]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. [53]

(Check appropriate box or boxes)

SCHWARTZ INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

801 West Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (734) 455-7777

George P. Schwartz

Schwartz Investment Counsel, Inc.

801 West Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

(Name and Address of Agent for Service)

Copies to:

Matthew J. Van Wormer, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)

/ / on __________ pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/X /	on April 30, 2026 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion - Dated February 6, 2026

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

April 30, 2026

Ave Maria Undiscovered Fund (AVEUX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	1
Additional Investment Information	7
How to Purchase Shares	15
How to Exchange Shares	20
How to Redeem Shares	21
Dividends and Distributions	25
Taxes	26
Operation of the Fund	27
The Catholic Advisory Board	29
Calculation of Share Price	30
Financial Highlights	31
Privacy Notice	32
Additional Information	Back Cover

RISK/RETURN SUMMARY

AVE MARIA UNDISCOVERED FUND

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Undiscovered Fund (the “Fund”) is to seek long-term capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	1.19%	(1)
Acquired Fund Fees and Expenses	0.00%	(1)
Fee Waiver and/or Expense Reimbursement	0.69%	(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%

(1)	Based on estimated amounts for the current fiscal year.

(2)	Schwartz Investment Counsel, Inc. (the “Adviser”) has contractually agreed to reduce Management Fees and reimburse Other Expenses so that “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) do not exceed 1.25%. Any management fee waivers and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided the repayment to the Adviser does not cause “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) of the Fund to exceed the contractual expense limitation at the time such amount was waived or repaid. This expense limitation is in effect until May 1, 2029 and may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically in the event of an assignment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at

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the agreed upon level for a period of three years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover rate to report.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria Undiscovered Fund invests primarily in equity securities (which include common stocks, preferred stocks and securities convertible into common stocks) that are believed to offer undiscovered value and the potential for long-term capital appreciation. The Fund may invest in the securities of companies of any market capitalization, but will emphasize companies with a market capitalization of less than $10 billion. Under normal circumstances, all of the Fund’s equity investments and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

In seeking investments that offer undiscovered value, the Adviser looks for stocks that, in the Adviser’s view, trade at a discount to their intrinsic (true) value and stocks of companies that (i) are temporarily out of favor with the markets but remain fundamentally sound; (ii) are misunderstood by investors; (iii) have a durable competitive advantage; or (iv) are undergoing a positive transformation. The Adviser uses fundamental security analyses to identify and purchase equity securities that typically exhibit one or more of the following characteristics:

●	Under Appreciated Revenue and Earnings Growth – The company has the potential to exceed consensus expectations for revenue and/or earnings growth.

●	Timely Catalyst – The company has experienced a recent positive earnings report or earnings surprise that provides quantitative evidence that there is a significant gap between the Adviser’s forecasts and consensus analyst expectations.

●	Inflection Point of Change – The company is undergoing meaningful transformation such as the introduction of a new

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product, a change in leadership, or a regulatory shift that may drive unexpected or underestimated growth.

●	Limited Analyst Coverage – The company is not widely followed by analysts, increasing the likelihood of being overlooked or misunderstood by the investment community.

●	Sustainability – The company may have a durable competitive advantage, such as niche market leadership, proprietary intellectual capital, or a unique manufacturing process.

●	Operating Leverage – The company may have a scalable business model that tends to generate expanding net profit margins as revenue grows.

●	Valuation – The company is considered to be undervalued based on the Adviser’s growth forecasts and historical valuation metrics.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Fund’s moral screening process uses information from third-party screening providers, shareholders, and other sources. The Adviser utilizes a proprietary screening process to monitor the Fund’s moral screening criteria. The Adviser conducts internal research and also utilizes commercially available screening services and databases that enable the Adviser to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each portfolio company held in the Fund to determine if that company remains in compliance with the Fund’s moral screening criteria.

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The Adviser intends to hold securities for an average of 3 to 5 years under normal market conditions. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s criteria, it is sold. Stocks are also sold when a company fails to achieve its expected results, or when economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the CAB. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries, or business sectors. The Fund’s investments will generally change over time, and a significant allocation to any particular issuer or sector does not necessarily represent a continuing investment policy or investment strategy to invest in that issuer or sector.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends, general economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Economic, political and financial conditions, including wars or conflicts, political events, or industry trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. Economies and financial markets throughout the world are interconnected, which increases the possibility that economic, financial, or political events in one country could have a profound impact on global economies or markets, including the U.S. financial markets.

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●	Recent Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. The ongoing effects of high inflation have resulted in lower purchasing power and slower global growth, while uncertainties about interest rates, tariffs, and trade agreements have resulted in market volatility. The risks associated with tensions or open conflict between nations, the precarious strategic competitive relationship between the U.S. and China, or political dysfunction within some nations that are global economic powers could affect the economies of many nations, including the U.S. Political conditions, including internal political discord, large expansion of government deficits and debt, routine elections, and government policy changes, may affect investor and consumer confidence, and adversely impact the financial markets. These and other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation, or deregulation, technological, or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss and volatility in the Fund.

Security Selection and Investment Style Risks. As with any mutual fund, the Adviser’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s style of investing in stocks with undiscovered value may cause it to underperform relative to funds that use a pure growth approach to investing or funds that have a broader investment style.

Small and Mid-Cap Capitalization Risks. The Fund will emphasize investments in small and mid-cap stocks, which may cause its share price to be more susceptible to the financial, market or economic events affecting

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issuers within those market capitalizations. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. In many instances, the stocks of small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies, making them subject to greater price fluctuations than the stocks of larger cap companies.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The Fund is newly organized and therefore does not have a performance history for a full calendar year to report. When the Fund has returns for a full calendar year, this Prospectus will include performance information, which will give some indication of the risks and variability of investing in the Fund by showing the Fund’s performance from year to year, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information, current through the most recent month-end is available on the Fund’s website at www.avemariafunds.com. or by calling 1-888-726-9331.

MANAGEMENT OF THE FUND

Investment Adviser

Schwartz Investment Counsel, Inc.

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Portfolio Managers

Ryan M. Kuyawa, CFA, is the Fund’s lead portfolio manager, and Sean C. Gaffney, CFA, and James T. Peregoy, CFA, are the co-portfolio managers.

●	Ryan M. Kuyawa, CFA, Portfolio Manager of the Adviser, has acted as lead portfolio manager of the Fund since its inception.

●	Sean C. Gaffney, CFA, Portfolio Manager of the Adviser, has acted as co-portfolio manager of the Fund since its inception.

●	James T. Peregoy, CFA, Portfolio Manager and Head Trader of the Adviser, has acted as co-portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment - $2,500

Minimum Additional Investment - None, except that the minimum for participants in the Automatic Investment Plan is $50.

General Information. You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer, through the Fund’s website (www.avemariafunds.com), or through your financial institution.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation. The Fund’s investment objective is fundamental and may not be changed without the

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affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of the Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities (which include common stocks, preferred stocks and securities convertible into common stocks). The Adviser uses fundamental security analyses to identify and purchase shares of companies that are believed to be selling below their intrinsic (true) value and stocks of companies that (i) are temporarily out of favor with the markets but remain fundamentally sound; (ii) are misunderstood by investors; (iii) have a durable competitive advantage; or (iv) are undergoing a positive transformation. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that may significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies or product offerings.

Under normal circumstances, all of the equity investments held by the Fund and at least 80% of the Fund’s net assets, including the amount of any borrowings for investment purposes, will be invested in companies meeting the Fund’s religious criteria.

PRINCIPAL RISKS

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends, general economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Economic, political and financial conditions, including wars or conflicts, political events, or industry trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. Economies and financial markets throughout the world are interconnected, which increases the possibility that economic, financial, or political events in one country could have a profound impact on global economies or markets, including the U.S. financial markets.

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●	Recent Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. The ongoing effects of high inflation have resulted in lower purchasing power and slower global growth, while uncertainties about interest rates, tariffs, and trade agreements have resulted in market volatility. The risks associated with tensions or open conflict between nations, the precarious strategic competitive relationship between the U.S. and China, or political dysfunction within some nations that are global economic powers could affect the economies of many nations, including the U.S. Political conditions, including internal political discord, large expansion of government deficits and debt, routine elections, and government policy changes, may affect investor and consumer confidence, and adversely impact the financial markets. These and other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation, or deregulation, technological, or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss and volatility in the Fund.

Security Selection and Investment Style Risks. As with any mutual fund, the Adviser’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s style of investing in stocks with undiscovered value may cause it to underperform relative to funds that use a pure growth approach to investing or funds that have a broader investment style.

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Small and Mid-Cap Capitalization Risks. The Fund will emphasize investments in small and mid-cap stocks, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within those market capitalizations. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. In many instances, the stocks of small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies, making them subject to greater price fluctuations than the stocks of larger cap companies.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

NON-PRINCIPAL INVESTMENT STRATEGIES

Foreign Securities. The Fund may invest in equity securities of foreign issuers. The Fund will invest in foreign issuers directly, or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

Special Situation Companies. The Fund may invest in special situation companies that have fallen out of favor with the market, but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. These special situations may include a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. Special situations may also result from significant changes

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to an industry through regulatory developments or shifts in competition, new product introductions, or significant changes in a company’s cost structure.

Exchange-Traded Funds. The Fund may invest in exchange-traded funds (“ETFs”) if the Adviser believes it is advisable to expose the Fund to the broad market or to broad market sectors or to protect against market risk without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. When the Fund invests in an ETF, the Fund’s shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

REITS. REITS are publicly traded corporations or trusts that invest in residential or commercial real estate or in real estate mortgage loans. The value of a REIT is tied closely to the real estate industry. A REIT may also operate as a property leasing company for a particular industry (such as the wireless network industry) and may be more dependent on the strength of the underlying industry than the strength of the real estate market.

Debt Securities. The Fund may invest in debt securities of domestic and foreign issuers, which include U.S. government obligations, investment grade corporate debt securities, convertible debt securities and debt securities rated below investment grade (high yield or junk bonds). A debt security is considered to be below investment grade if it is rated below BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or below Baa3 by Moody’s Ratings (“Moody’s”). The Fund’s investments in debt securities are not limited to any specific duration, maturity or geographic concentration. U.S. government obligations include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. Effective duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due.

Emerging Market Securities. The Fund may invest in equity securities of issuers located in emerging markets. Emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal,

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Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Temporary Defensive Strategies/Cash or Cash Equivalents. For temporary defensive purposes, the Fund may from time to time invest a significant portion, and possibly all, of its assets in U.S. government obligations or money market instruments. The Fund may also hold U.S. government obligations or money market instruments for liquidity purposes, as funds awaiting investment, to accumulate cash for anticipated purchases and to provide for shareholder redemptions or operational expenses. “U.S. government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The money market instruments that the Fund may own include U.S. government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by S&P or Fitch, or Prime-1 by Moody’s, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. To the extent the Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory and operational fees. The Fund’s cash level may also be a result of the Adviser’s individual security selection process, and therefore may vary, depending on the Adviser’s desired security weightings. When the Fund invests for temporary defensive purposes, these investments may be inconsistent with the core values and teachings of the Roman Catholic Church and may conflict with or impair the Fund’s ability to achieve its investment objective.

Illiquid Securities. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of within seven calendar days in current market conditions, without significantly impacting the market value of the investment.

NON-PRINCIPAL INVESTMENT RISKS

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices, or requirements comparable to those found in the U S. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs or trade agreements, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or

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social instability, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations (including trade tensions between China and its trading partners), government capital or currency controls, expropriation of assets, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the U.S., in ways that cannot necessarily be foreseen.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Emerging Market Securities Risks. The risks of foreign securities are more pronounced in the case of investments in securities of issuers that are located in or have substantial operations in emerging market countries. Emerging market countries may have less diverse and less mature economies, limited access to capital, and political systems that may be less stable than those of developed countries. Emerging market countries may also have different regulatory, accounting, and financial reporting standards that could impede the Adviser’s ability to evaluate local companies and limit the remedies available to shareholders. Emerging market securities may present issuer, market manipulation, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risk of investing in securities of issuers in more developed markets.

Market Capitalization Risks. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the stocks of micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special

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situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objectives.

ETF Risks. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its NAV, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Debt Security Risks. Any debt securities held by the Fund may be subject to certain risks, such as interest rate risks, credit risks and liquidity risks. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Credit risk is the risk that the issuer of the security cannot meet its financial obligations. Issuers of junk bonds may not be as financially strong and may have a weakened capacity to pay interest or principal, especially during periods of economic downturn or uncertainty. Interest rate risk is the risk that the Fund’s share price will be affected by changes in interest rates. When interest rates rise, the value of the Fund’s debt securities and share price generally will decline. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. Potential changes in government policy affecting interest rates may cause debt securities to experience a heightened level of interest rate risk. It is difficult to accurately predict the direction of interest rates or the timing of interest rate changes. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment, if there is a reduction in the inventories of traditional dealers, or in other circumstances. Lower rated securities may be subject to greater levels of liquidity risk.

REIT Risks. REITs are subject to the risks associated with the real estate sector, including a reduction in property values, unpaid loans by borrowers, poor management, lower demand, and rising construction costs. They also may have limited financial resources, trade less frequently and in limited volume, engage in dilutive offerings of securities, and be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code, which allows REITs to reduce their corporate taxable income for dividends paid to shareholders. Certain stocks that are associated with the real estate sector operate as property leasing companies for a particular industry, such as the natural gas and crude

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oil industry, and may be more dependent on the strength of their underlying industry than the strength of the real estate market generally.

Inflation Risks. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The rate of inflation in many countries has increased in recent years, due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Unanticipated or persistent inflation may have a material adverse impact on the financial condition or operational results of a company, which may cause the value of the Fund’s holdings in such company to decline.

Liquidity Risks. Liquidity risk is the risk that a security cannot be sold at an advantageous time and/or price in the secondary market, which could prevent the Fund from selling an investment at the approximate price that it is valued or the time it desires to sell.

Cash or Cash Equivalents. U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. government if it is not obligated to do so by law.

HOW TO PURCHASE SHARES

Your initial investment in the Fund ordinarily must be at least $2,500. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The minimum investment requirement may also be waived for certain financial intermediaries and organizations (including omnibus accounts) that have lower minimum investment amounts. Shares of the Fund are sold on a continuous basis at the net asset value (“NAV”) next determined after receipt of a purchase order in proper form by the Fund. Purchase orders received by the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) by 4:00 p.m., Eastern time, are priced at that day’s NAV. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the NAV next determined on the following business day. An order is considered to be in proper form if it is complete, contains all necessary information to process the order and is delivered in a manner set forth in this prospectus.

OPENING A NEW ACCOUNT

You may open an account and make an initial investment in the Fund by sending a check and a completed account application to the address below. You may not make your initial purchase through an ACH transaction unless you are opening the account through the Online Account System (see

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below). The Fund may alter, modify or terminate this purchase option at any time.

Regular Mail	Overnight Mail
(Name of Fund)	(Name of Fund)
Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, “starter” checks, counter checks, travelers’ checks, credit card checks, post-dated checks, third party checks (except for properly endorsed IRA rollover checks), or money orders. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain conditions.

Transactions Through the Online Account System. You automatically have the ability to establish internet transaction privileges through the online account system unless you decline these privileges on your Account Application. You must enter into a user’s agreement through the www.avemariafunds.com website and your account must have ACH instructions from a domestic ACH member to conduct internet transactions. All ACH online purchases are subject to the same minimum investment requirements as other purchases and will be processed at the Fund’s NAV on the business day after the order is placed. Please call the Transfer Agent at 1-888-726-9331 for assistance in establishing online access. The Fund and its service providers cannot assure that access to the website will not be interrupted or that trading information will be completely secure. (See “Online Transaction Disclaimer” in this Prospectus for more information).

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through brokerage firms, financial institutions, or sub-agents of such brokerage firms or financial institutions, that are authorized to accept purchase orders on behalf of the Fund. Your order will be considered to have been received by the Fund when the authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Your purchase will be made at the NAV next determined after your order is received by such organization in the manner set forth below before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner

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should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser (from its own revenues) may pay such organizations for administrative, shareholder subaccounting, and other services, including sales-related services, based on the number of accounts and/or the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund.

By Wire. If the Transfer Agent has received a completed account application, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent at 888-726-9331 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund, and the name of the bank that will wire the money. Your investment will be made at the next determined NAV after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (877-513-0756) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire.

ADDING TO YOUR ACCOUNT

You may purchase and add shares to your account by mail, bank wire, ACH through the Online Account System, or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 (for regular mail) or Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (for overnight mail). Checks should be made payable to the Fund. In order to purchase additional shares of the Fund by bank wire, please telephone the Transfer Agent at 888-726-9331 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose this requirement. All purchases are made at the NAV next determined after receipt of a purchase order in proper form.

AUTOMATIC INVESTMENT PLAN (“AIP”) AND DIRECT DEPOSIT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on a periodic basis on the date(s) specified on your Account Application. Under the AIP, investments in the Fund must be at least $50. The Transfer Agent

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pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 888-726-9331 for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

In general, the Fund is designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicle. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market

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timing in the Fund. The Fund, through its service providers, will monitor shareholder trading activity in order to ensure it complies with the Fund’s policies. The Fund will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse effect on the Fund’s performance. The Fund reserves the right at any time to reject any purchase or exchange request that it believe to be market timing; modify any terms or conditions of purchases of shares of the Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by their financial institution. Financial intermediaries may establish omnibus accounts in the Fund for their clients. The Fund relies on intermediaries to help enforce its market timing policies. Although the Fund has taken steps to discourage frequent purchases and redemptions of its shares, the Fund cannot guarantee that such trading will not occur. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

ADDITIONAL INFORMATION

The Fund will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and Ultimus Fund Distributors, LLC (the “Distributor”) reserve the right to limit the amount of investments and to refuse to sell to any person.

By sending your check to the Fund or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

LIABILITY DISCLAIMER

The Fund’s account application contains provisions in favor of the Fund, the Adviser, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from liability in connection with the performance of

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any acts instructed by the shareholder; provided, however, that such entities will be excluded from liability only if they have acted within the applicable standards of reasonable care. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

ACCOUNT FEES

Your account may be subject to additional fees, including, but not limited to the following. These fees may change in the future.

●	Insufficient Funds Fee ($25) per transaction if your check or ACH transaction does not clear. You will be responsible for any other resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

●	IRA Custodial Fee ($25) per year

●	Fee for Removal of Excess Contributions or Roth Conversions/ Recharacterizations ($25) per transaction

●	Outbound Wire Fee ($15) per wire

●	IRA Withdrawal Fee ($25) per transfer or redemption

●	Overnight Delivery Fee ($35) per delivery

●	Statement Retrieval Fee ($25) per request

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of the Ave Maria Value Focused Fund, Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Growth Focused Fund, Ave Maria World Equity Fund and Ave Maria Bond Fund. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after receipt of the exchange request by the Transfer Agent in the form described below. Exchange requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to receive the NAV calculated on that day. You may make an exchange through the Fund’s website (www.avemariafunds.com), by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and your account number

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●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the Fund from which the exchange is to be made

●	The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty exchanging shares by telephone. If this should occur, sending exchange instructions by mail or through the Fund’s website should be considered.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to receive the NAV calculated on that day. Redemption proceeds by check will normally be sent on or before the fifth business day following the redemption request and redemption proceeds by wire will normally be sent on the business day following the redemption request, if the request is in proper form.

Transactions Through the Online Account System. If you have opened an account through the Online Account System, you may redeem your shares through the Fund’s website at (www.avemariafunds.com). Redemption proceeds may be sent by check to your address of record, or if your account has existing bank information, by wire, or ACH to the bank account that was used for your ACH purchases. Shares purchased through ACH are not immediately available for redemption. Access to the Online Account System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

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By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-726-9331. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem up to $50,000 per account.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the market. The Fund and the Transfer Agent will not be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by telephone, you may redeem your shares through the Online Account System or mail your redemption request.

The Fund reserves the right to suspend the telephone redemption privileges on your account if the name(s) or the address on the account has been changed within the previous 30 days, or terminate the telephone redemption privilege at any time. The Transfer Agent will employ reasonable procedures to determine if telephone instructions are genuine, which may include, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape-recording telephone instructions. Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss.

Signature Guarantees. To protect your account and the Fund from fraud, a signature guarantee may be required to make sure you are the person who has authorized a redemption. You will need your signature guaranteed if (i) the shares to be redeemed in any account have a value of more than $50,000; (ii) the name(s) or the address on your account has been changed within the previous 30 days of your redemption request; (iii) your bank account information has changed within 30 days of your redemption request; (iv) you request that your redemption be mailed to an address other than the address on record with the Fund; or (v) you request that your redemption be made payable to a person not on record with the Fund. In addition, if you established your account through the Online Account System and are requesting that your redemption proceeds be delivered to a bank account other than the account from which the ACH purchase originated, your signature must be guaranteed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker,

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dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

By Wire. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. You will be charged a fee of $15 by the Transfer Agent for each wire redemption. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in the form described above. However, payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. The payment for your redemption will be based on the next calculated NAV on the date of your redemption request, even if the payment is delayed due to a recent purchase. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

The Fund typically expects to meet redemption requests from the sale of its cash holdings (money market instruments) or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Your request will be considered to have been received by the Fund when the authorized brokerage firm, financial institution, or its authorized designee, accepts the redemption order. Your redemption will be made at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the

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Transfer Agent. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund.

Systematic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive payments, on a periodic basis, in a specified amount of not less than $50 by authorizing the Fund to redeem the necessary number of shares. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges or to terminate the plan upon 60 days’ written notice. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

IRA Redemptions. You may redeem shares from your IRA account by mail or by telephone. If you do not want federal income taxes withheld from your IRA redemption, you must specify this in your redemption request. Otherwise, your redemption will be subject to federal withholding taxes.

ADDITIONAL INFORMATION

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than five business days under unusual circumstances as determined by the Securities and Exchange Commission.

The Fund, when it is deemed to be in the best interest of the Fund’s shareholders, may make payment for shares redeemed in whole or in part in securities of the Fund taken at current value. If a payment is made in securities, the redeeming shareholder will generally incur brokerage costs in converting these securities to cash and market risk until the securities are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

Inactive Accounts. If shareholder-initiated contact does not occur in your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets in your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. If your account is escheated to your last known state of residence, you will need to claim your property from that state. Investors who are residents of the state of

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Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Online Account Transaction Disclaimer. The Fund may alter, modify, or terminate the Online Account System at any time. There may be delays, malfunctions, or other inconveniences generally associated with internet transactions or times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. The Fund, the Transfer Agent, the Distributor, and the Adviser will not be liable for any such delays or malfunctions or unauthorized interception or lack of access to communications or account information.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment and your ability to use the website for transactions depends upon the functionality of the internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, they cannot assure that trading information will be completely secure.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis.

Distributions are paid according to one of the following options:

Share Option	—	income distributions and capital gains distributions reinvested in additional shares

Income Option	—	income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option	—	income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

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TAXES

The Fund intends to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders.

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell or exchange your Fund shares. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and reinvested capital gains distributions. The Emergency Economic Stabilization Act of 2008 requires mutual funds to report cost basis information to the IRS for any sale of mutual fund shares acquired after January 1, 2012. Unless you specify an alternate cost basis method, the Fund will default to the average cost method when calculating cost basis.

Distributions of net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets and depending upon a shareholder’s annual taxable income. Redemptions of shares are taxable events on which you may realize a gain or loss.

If you buy shares of the Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

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The Fund will mail you a statement annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions, redemptions and exchanges, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information (“SAI”) for further information.

OPERATION OF THE FUND

The Fund is a diversified series of Schwartz Investment Trust (the “Trust”). The Trust is an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER

The Trust retains Schwartz Investment Counsel, Inc., 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, to manage the Fund’s investments. The Adviser has been registered as an investment adviser since 1988 and had approximately $3.79 billion of assets under management as of December 31, 2025.

The Fund pays the Adviser an investment advisory fee equal to an annual rate of 0.75% of the average value of its daily net assets. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse other expenses so that the annual aggregate ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation, and other extraordinary expenses) of the Fund do not exceed 1.25% of the Fund’s average daily net assets. The expense limitation agreement for the Fund is in effect until May 1, 2029. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided the repayment to the Adviser does not cause the Fund’s aggregate ordinary operating expenses to exceed the contractual expense limitation at the time such amount was waived or repaid. The Board of Trustees has authorized these repayments in advance to the Adviser.

A discussion of the factors considered by the Board of Trustees in its approval of the Fund’s investment advisory agreement, including its conclusions with respect thereto, will be in the Fund’s semi-annual financial statements for the period ending June 30, 2026.

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PORTFOLIO MANAGERS

The portfolio managers of the Fund are responsible for the day-to-day execution of investment policy, portfolio management and investment research. The business experience of each portfolio manager is described below. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of their managed Funds.

Ryan M. Kuyawa, CFA, lead portfolio manager of the Fund and co-portfolio manager of the Ave Maria Value Fund, joined the Adviser in 2019 and currently serves as a Portfolio Manager and Senior Research Analyst.

Sean C. Gaffney, CFA, co-portfolio manager of the Fund and co-portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2020 and currently serves as a Portfolio Manager and Research Analyst.

James T. Peregoy, CFA, co-portfolio manager of the Fund and co-portfolio manager of the Ave Maria Bond Fund, joined the Adviser in 2021 and currently serves as Portfolio Manager and Head Trader. From August 2019 until July 2021, he was a consultant at Plante Moran, PLLC a public accounting and management consulting firm.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than the rights conferred explicitly by federal or state securities laws that may not be waived.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the distributor of shares of the Fund. The Distributor is a wholly-owned subsidiary of the Transfer Agent. The Fund may be distributed through other broker-dealers as well.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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THE CATHOLIC ADVISORY BOARD

The Catholic Advisory Board (“CAB”) consists of prominent lay members of the Roman Catholic Church and one or more Ecclesiastical Advisors, whose purpose is to set the criteria for screening companies based upon the morally responsible investment practices of the Ave Maria Mutual Funds. The screening criteria that is currently in place seeks to avoid investments in companies that are involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood, have policies that are judged to be anti-family, or support embryonic stem cell research. The CAB meets with the Adviser twice a year, or more often, if necessary, to review the criteria that is utilized in the screening process and to determine if it is appropriate to maintain the existing criteria. The CAB may determine to make a change to the screening criteria, but does so infrequently. The criteria for screening companies is based upon the teaching authority of the Roman Catholic Church that is vested in the Pope and exercised by a council of bishops approved by the Pope. The role of the Ecclesiastical Advisor is to provide the CAB with access to the council of bishops.

The CAB acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Fund. The CAB will make its best determination as to whether a particular screen is consistent with the core values and teachings of the Roman Catholic Church; however, the members of the CAB do not represent the Roman Catholic Church and there is no guarantee that the CAB will be successful in its mission.

The members of the Catholic Advisory Board are:

paul r. roney, chairman - Executive Director of the Ave Maria Foundation and President of Domino’s Farms – Domino’s Farms Office Park

thomas s. monaghan - Chairman of the Ave Maria Foundation and Chancellor of Ave Maria University

lou holtz, emeritus - Former head football coach, University of Notre Dame, and ESPN college football analyst. Author and motivational speaker melissa moschella, ph.d - Professor of the Practice, Philosophy, McGrath Institute for Church Life at the University of Notre Dame

larry kudlow - Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm) and host of “Kudlow” on Fox Business Network raymond arroyo - Journalist, producer and best-selling author. He is a Fox News contributor, editorial adviser and segment contributor to

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“The Ingraham Angle.” He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network and host of “ETWN News” and “The World Over Live.”

Michael J. knowles - An American conservative political commentator, lecturer, author, host, podcaster, and recipient of numerous honors. He has hosted The Michael Knowles Show at The Daily Wire since 2016 and co-hosted a podcast with Ted Cruz from 2020 until 2022.

father john riccardo, stl, emeritus - Priest of Archdiocese of Detroit and founder and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

His Eminence Adam Cardinal Maida and Archbishop Allen Henry Vigneron serve as episcopal advisors to the CAB, but are not connected to the Fund in any way.

CALCULATION OF SHARE PRICE

On each day that the Fund is open for business, the price (NAV) of the Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open every day that the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund’s NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of the Fund’s outstanding shares rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form. The Fund’s NAV will fluctuate with the value of the securities it holds.

The Fund’s portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, or, if an Official Closing Price is not available, at the most recently quoted bid price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued

30

according to the broadest and most representative market, (5) fixed income securities are generally valued using prices provided by an independent pricing service, and (6) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith by the Adviser in accordance with consistently applied procedures established by the Adviser and adopted and overseen by the Board of Trustees. The Board of Trustees has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Board of Trustees. When fair value pricing is employed, the prices used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

To the extent the Fund invests in foreign securities that may be traded in foreign markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. Conversely, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business. In view of these circumstances, and because the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund that trade in foreign markets will frequently be priced at their fair value.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years (or shorter if the Fund has been in existence for less than 5 years). Because the Fund is newly organized, there is no financial information to report.

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PRIVACY NOTICE

FACTS	WHAT DO THE AVE MARIA MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     Assets

●     Retirement Assets

●     Transaction History

●     Checking Account Information

●     Purchase History

●     Account Balances

●     Account Transactions

●     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Ave Maria Mutual Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Ave Maria Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-726-9331

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Who we are
Who is providing this notice?	Schwartz Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do the Ave Maria Mutual Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Ave Maria Mutual Funds collect my personal information?

We collect your personal information, for example, when you

●  Provide account information

●  Give us your contact information

●  Make deposits or withdrawals from your account

●  Make a wire transfer

●  Tell us where to send the money

●  Tell us who receives the money

●  Show your government-issued ID

●  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●  Affiliates from using your information to market to you

●  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●  Schwartz Investment Counsel, Inc., the investment adviser to the Ave Maria Mutual Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● The Ave Maria Mutual Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Ave Maria Mutual Funds don’t jointly market.

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AVE MARIA MUTUAL FUNDS

BOARD OF TRUSTEES

Donald J. Dawson, Jr.,
Lead Independent Trustee
Robert G. Dorsey
Joseph M. Grace
John J. McHale, Jr.
Edward J. Miller
William A. Morrow
George P. Schwartz, CFA

INVESTMENT ADVISER

SCHWARTZ INVESTMENT
COUNSEL, INC.

801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170
734-455-7777

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142
239-867-4520

ADMINISTRATOR/TRANSFER AGENT

ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246
888-726-9331

CUSTODIAN

US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

DISTRIBUTOR

ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

OFFICERS

George P. Schwartz, CFA, President
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer
Robert C. Schwartz, Vice President/Secretary
Angela A. Simmons, Assistant Treasurer
Todd E.Heim, Assistant Secretary
Stephen L. Preston, Assistant Vice President

CATHOLIC ADVISORY BOARD

Paul R. Roney, Chairman
Raymond Arroyo
Lou Holtz, Emeritus
Michael J. Knowles
Larry Kudlow
Thomas S. Monaghan
Melissa Moschella
Father John Riccardo, Emeritus

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

[  ]
[  ]
[  ]

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street NW, Suite 700
Washington, D.C. 20006

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Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund’s investments will be available in the Fund’s annual/semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

888-726-9331

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Fund’s website at www.avemariafunds.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as Householding, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For information or assistance in opening an account, please contact your financial adviser, call toll-free 866-AVE-MARIA (866-283-6274) or visit www.avemariafunds.com

SCHWARTZ INVESTMENT COUNSEL, INC.

801 W. Ann Arbor Trail Suite 244 Plymouth, Michigan 48170

www.schwartzinvest.com

File No. 811-07148

Subject to Completion - Dated February 6, 2026

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This Statement of Additional
Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

Ave Maria Undiscovered Fund (AVEUX)

This Statement of Additional Information (“SAI”) supplements the Prospectus offering shares of the Ave Maria Undiscovered Fund (the “Fund”) and is incorporated by reference in its entirety into the Prospectus. This SAI should be read only in conjunction with the Fund’s April 30, 2026 Prospectus, as revised or supplemented from time to time.

Because this SAI is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Fund’s Prospectus. A copy of the Prospectus, Annual or Semi-Annual Financial Statements, may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Fund toll-free at 888-726-9331, or on the Fund’s website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Table of Contents

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	15
TRUSTEES, OFFICERS and CATHOLIC ADVISORY BOARD MEMBERS	16
THE INVESTMENT ADVISER	24
Portfolio Managers	25
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	26
PORTFOLIO TURNOVER	30
CALCULATION OF SHARE PRICE	30
SHAREHOLDER ACCOUNTS	31
TAXES	32
REDEMPTION IN KIND	34
PRINCIPAL SECURITY HOLDERS	34
CUSTODIAN	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
LEGAL COUNSEL	34
TRANSFER AGENT AND ADMINISTRATOR	35
THE DISTRIBUTOR	35
FINANCIAL STATEMENTS	35
APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES	36

THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers eight series of shares to investors: the Ave Maria Value Focused Fund, Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Growth Focused Fund, Ave Maria Bond Fund and the Ave Maria Undiscovered Fund, (referred to collectively as the “Funds”). This SAI provides information about the Ave Maria Undiscovered Value Fund (the “Fund”), a diversified series of the Trust. Information about the Ave Maria Value Focused Fund, Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Growth Focused Fund, and the Ave Maria Bond Fund is in a separate SAI.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Board of Trustees (the “Board of Trustees” or the “Board”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with the other shares of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares as long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case the Fund is liquidated, shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board in a manner that is determined to be fair and equitable. Generally, these expenses are allocated on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board without shareholder approval.

Commercial Paper. Commercial paper consists of short-term (usually from 1 day to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper that is rated A-1 by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Prime-1 by Moody’s Ratings (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Fitch or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of Schwartz Investment Counsel, Inc. (the “Adviser”), such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

Bank Debt Instruments. Bank debt instruments consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions that are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period (usually from 14 days to 1 year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period at a stated interest rate. The Fund will not invest in time deposits maturing in more than 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds to finance lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser. There is no limit on the amount the Fund may invest in repurchase agreements; however, the Fund will not enter into a repurchase agreement not terminable within 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Fund does not intend to engage in reverse repurchase agreement transactions.

Although the securities subject to a repurchase agreement might bear maturities exceeding 1 year, settlement for the repurchase will never be more than 1 year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding 1 day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

U.S. Government Obligations. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of 1 year or less; Treasury Notes have initial maturities of 1-10 years; and Treasury Bonds generally have initial maturities of greater than 10 years. U.S. Government obligations also include treasury inflation-protected securities (“TIPS”) that have an inflation adjustment applied to the principal according to changes in the Consumer Price Index. Some U.S.

Government securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Equity Securities. The value of a company’s stock may fall as a result of specific factors that are directly related to that company, such as management decisions, or a lower demand for the company’s products or services. The value of a company’s stock may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. Since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Government intervention into the economy and financial markets to address trade deficits, inflation, or other significant events that may occur in the future may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Other political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to adopt or implement a long-term budget and deficit reduction plan, the contentious political environment, and worsening political divisions, may have a negative impact on stock prices.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. At times, some government authorities have taken steps to devalue their currencies substantially or to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies that are subject to such restrictions.

Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Sanctions, tariffs, exchange controls, or other cross-border trade barriers have led, and may lead to increased short-term market volatility in the future and have adverse long-term effects on the U.S. and world economies and markets generally. The type and severity of sanctions and similar measures, including countersanctions and other retaliatory actions, may vary broadly in scope and could cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. The U.S. Government has taken steps to renegotiate certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which the Fund invests may be indirectly affected by changes in trade policy or escalating trade tensions and certain businesses may be more significantly impacted than others. Trade disputes (such as the “trade war” between the U.S. and China) may affect investor and consumer confidence and may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Foreign Securities. The Fund may invest in securities of foreign issuers that trade on a foreign securities exchange or in the over-the-counter markets, subject to its investment policies and quality standards. The Fund may also invest indirectly in foreign securities in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. A change in the value of the currency that a security is denominated against the U.S. dollar will result in a change in the U.S. dollar value of that security and may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in (or otherwise exposed to) that currency will decline. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. There may be less publicly available information about a foreign company than a U.S. company, less governmental supervision of foreign securities markets, brokers and issuers, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other different risks than U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty enforcing legal rights outside the U.S.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines, wars or conflicts, or severe devaluations of foreign currency with respect to the U.S. dollar. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the Federal Reserve and the European Central Bank, have at times taken steps to maintain historically low interest rates by purchasing bonds, devalue their currencies, or counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, curtail or taper these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding, could negatively affect the financial markets generally as well as the values and liquidity of certain securities.

If the Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country, or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to stocks of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

Emerging Markets. Emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the U.S. Investments in emerging market countries may include special risks in addition to those generally associated with foreign investing. The value of investments in emerging market countries may be more volatile due to greater uncertainties of investing in less established markets with lower trading volumes and economies that are not as developed or diverse. Governments of many emerging market countries have exercised substantial influence over many aspects of the private sector through ownership or control of many companies and the future actions of these governments could have a significant effect on economic conditions in emerging markets. With respect to certain emerging market countries, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability or diplomatic developments could adversely affect investments by U.S. persons in these countries.

Many emerging market countries have little experience with the corporate forms of business organization and may not have well developed corporations and business laws or concepts of fiduciary duty in the business context.

Industry/Sector Risk. The greater the Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region, or type of security, the greater the impact that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues, and regulatory burdens, and the price of their securities may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from the overall market. Certain sectors, such as technology, financial services, or energy, can be highly volatile. Industry classifications for the Fund are based on classifications maintained and developed by third parties. The sectors in which the Fund may have greater exposures will vary from time to time.

Morally Responsible Investing. The incorporation of moral or religious considerations in the Fund’s morally responsible investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate these considerations in their strategy. As a result of these considerations, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so. The morally responsible investment process applied in the management of the Fund may also affect its exposure to certain sectors or types of investments, which may impact the Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. The Fund’s portfolio managers depend upon available information to assist in the moral evaluation process, and, given the variance among the standards that are used in such evaluation, the process employed for the Fund may differ from processes employed for other funds that practice morally responsible investing. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will be automatically sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

Special Purpose Acquisition Companies. The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Borrowing and Pledging. The Fund may borrow from banks but only as a temporary measure for emergency or extraordinary purposes and in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. Borrowing may cause greater fluctuation in the Fund’s net asset value (“NAV”) until the borrowing is repaid and the money borrowed is subject to interest and other costs. The Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.

Investment Company Shares. Investment company shares are securities of other open-end or closed-end registered investment companies and include money market funds and exchange-traded funds (“ETFs”). The Fund may invest in shares of other investment companies, but will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a fund of funds agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-

adviser to either fund.) Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. Investments by the Fund in other investment companies will result in duplication of advisory, administrative, and other operational expenses. An investment in an investment company is not insured or guaranteed by the FDIC or any other governmental agency, entity, or person.

●	Money Market Mutual Funds. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. While investor losses in money market mutual funds have been rare, they are possible. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. Certain money market funds have floating NAVs, while others seek to maintain stable NAVs (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent the Fund from redeeming shares of the money market fund, or it may impose a liquidity fee of up to 2% of the value of shares redeemed by the Fund. These measures may result in a loss to the Fund or prohibit it from redeeming its money market shares at times when it would otherwise be advisable.

●	ETFs. The Fund could purchase shares of an ETF to gain exposure to a portion of a U.S. or foreign market through the purchase of passive ETFs (that invest in a portfolio of securities designed to track a particular market index) or active ETFs (that have an investment manager that is actively managing the portfolio). ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, as well as the possibility that a lack of liquidity in an ETF could result in it being more volatile. To the extent the management fees paid to an ETF are for the same or similar services as the management fees paid by the Fund, the layering of fees will increase the Fund’s expenses.

Gold and Precious Metals. While the Fund will not invest in commodities directly, it may be subject to the risks associated with commodity investments due to its ability to invest in ETFs or other companies that invest directly or indirectly in commodities or commodity-rated businesses. For example, the Fund may invest in companies whose business is related to the mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments associated with mining or related precious metals industries and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, which may adversely affect the value of companies whose business is related to these commodities, or the value of investment companies investing in these commodities.

Real Estate Investment Trusts (“REITs”). While the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with real estate investments because of its ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. The value of REITs is dependent upon management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in real estate values; lack of available financing for maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the oil and gas, wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, the layering of fees will increase expenses.

Illiquid Investments. The Fund may invest in illiquid securities that cannot reasonably be expected to be sold or disposed within 7 calendar days in current market conditions without significantly impacting the market value of the investment. The Fund will not acquire illiquid securities that would comprise more than 15% of the value of its net assets. Pursuant to Rule 22e-4 under the 1940 Act (“Liquidity Rule”), the Fund has established a liquidity risk management program and the Board of Trustees has approved the appointment of certain personnel of the Adviser as the administrator of the Fund’s liquidity risk management program (“Liquidity Administrator”). The Liquidity Administrator is responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk based upon relevant market, trading and investment-specific considerations and determining which securities are illiquid.

Portfolio Turnover. Although the Fund does not intend to use short-term trading as a primary means of achieving its investment objective, its portfolio turnover rate will depend upon market and other conditions, and will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which its expenses can be spread and possibly reducing its return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Economic and Market Events Risk and Geopolitical Risk. Events in the economy and financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and there is no assurance that these conditions will not worsen in the future. These events have included, but are not limited to - bankruptcies, corporate restructuring, and economic stimulus by central banks, measures to address U.S. federal and state budget deficits; social, political and economic instability; steep changes in oil prices, changes in currency exchange rates, bank failures, supply chain disruptions, high inflation, and economic slowdowns. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies, and the markets in ways that cannot be foreseen. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen.

Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of the Fund’s assets or income will be worth less in the future as inflation decreases the present value of money. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Tariffs and other economic factors may potentially further increase the rate of inflation, and any actions taken by the Federal Reserve to control inflation may not be effective. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or operating results of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could be difficult to reverse and last for a prolonged period.

Although the Fund’s equity investments are primarily in common stocks, the Fund may invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s, S&P or Fitch. The Fund does not hold, or intend to invest more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by any of these rating organizations. Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by S&P or Fitch are generally considered to be “junk” securities. The Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in these securities to less than 5% of its net assets, which may cause it to suffer a loss.

Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Cybersecurity Risk. As the use of technology and the frequency of cyber-attacks have become more prevalent, the Fund has potentially become more susceptible to operational risks through breaches in cyber security. A cyber security breach refers to both intentional and unintentional events that may interfere with the processing of shareholder transactions or Fund NAV calculations, or cause the release of confidential information or the loss of proprietary information. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security attacks may include gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupting data, or causing operational disruption. Cyber security breaches of the Fund’s third-party service providers (including the Adviser, transfer agent, intermediaries and custodian) or issuers that the Fund invests, can also subject the Fund to many of the risks associated with direct cyber security breaches. Like operational risk in general, the Fund’s service providers have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that these efforts will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third-party service providers.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental investment limitations, the Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.       Invest more than 25% of its net assets in a particular industry or group of industries.

4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.       Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

General. The percentage limitations included in the fundamental investment limitations apply at the time of purchase of a security. For example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The Fund’s industry classifications are based on classifications maintained and developed by third parties. The Adviser reserves the right to change industry classifications as it deems appropriate and without seeking shareholder approval.

TRUSTEES, OFFICERS and CATHOLIC ADVISORY BOARD MEMBERS

Overall responsibility for management of the Trust rests with the Board. The Trustees, in turn, elect the Trust’s officers to actively supervise its day-to-day operations. The Trustees serve until their retirement and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee and officer oversees all eight funds in the Trust. Five of the Trustees are not interested persons, as defined in the 1940 Act (the “Independent Trustees”).

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees
George P. Schwartz, CFA* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	Executive Chairman of the Adviser. Schwartz Investment Counsel, Inc. Chief Executive Officer of the Adviser until December 31, 2023.	8
Robert G. Dorsey** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1957	Since November 2025	Trustee	Retired in 2021. Prior to retirement, he was a Managing Director and President of Ultimus Fund Solutions, LLC, the Trust’s administrator (the “Administrator”), and Ultimus Fund Distributors, LLC, the Trust’s distributor (the “Distributor”), from 1999 until 2018 and Vice Chairman of the Administrator from 2018 until 2021.	8
Independent Trustees
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee	Retired in 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (payroll processing company) from 1986 until 2015, and Chief Executive Officer of that company from 1986 until 1998.	8
John J. McHale, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee	Consultant to the Commissioner of Major League Baseball. From 2000 until 2020, he was an executive of Major League Baseball serving in the roles of Executive Vice President and Special Assistant to the Commissioner.	8
Edward J. Miller 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1946	Since May 2017	Trustee	Retired in 2019. Prior to retirement, he was Vice Chairman and Director of Detroit Investment Fund and Invest Detroit Foundation (financiers for redevelopment of Detroit Michigan)	8
William A. Morrow 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since April 2018	Trustee	Retired in 2017. Prior to retirement, he was Senior Executive Vice President of Crain Communications Inc. (business media) from 1985 to 2017.	8
Joseph M. Grace 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1963	Since May 2025	Trustee	Principal of JM Grace Engineering LLC, a consulting firm focused on technology applications and business opportunities in the automotive industry. From March 2021 until June 2023, he was Senior Vice President – Physical and Functional Design & Integration at Stellantis N.V. and from January 2020 until March 2021, he was Vice President – Total Vehicle Integration at Fiat Chrysler Automobiles, NV., where he was primarily responsible for product development at both companies.	8
Timothy S. Schwartz, CFA* 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	President and Chief Executive Officer of the Adviser. He was President and Chief Investment Officer of the Adviser until December 31, 2023 and has served in other executive positions.
Cathy M. Stoner, CPA, IAACP* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer, Chief Financial Officer and Vice President of the Adviser.
Robert C. Schwartz* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President and Secretary	Senior Vice President and Secretary of the Adviser since January 1, 2020.

*    George P. Schwartz, Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of the Adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz.

**   Robert G. Dorsey, as an affiliated person of the Administrator and the Distributor, is an interested person of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Fund, and all Funds in the Trust on an aggregate basis, as of December 31, 2025. Because the Fund is newly formed, no Trustee or officer beneficially owns any shares of the Fund as of the date of this SAI.

	Ave Maria Undiscovered Fund	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustees
George P. Schwartz, CFA	None	Over $100,000
Robert G. Dorsey	None	None
Independent Trustees
Donald J. Dawson, Jr.	None	Over $100,000
John J. McHale, Jr.	None	Over $100,000
Edward J. Miller	None	Over $100,000
William A. Morrow	None	Over $100,000
Joseph M. Grace	None	Over $100,000

The Catholic Advisory Board. The Catholic Advisory Board (“CAB”) is composed of prominent lay Catholics and clergy who provide religious guidance to the investment screening process used by the Adviser to construct the Fund’s portfolio in a way that is consistent with the teachings and core values of the Roman Catholic Church. The CAB reviews the criteria utilized by the Adviser for screening investments based upon the teachings of the Roman Catholic Church. The CAB is not affiliated with the Roman Catholic Church.

The Fund seeks to invest in equity securities and corporate debt securities that meet its religious and investment objectives (excluding certain U.S. Government obligations or money market instruments) and, therefore, the Fund’s returns may be lower (or higher) than if the Adviser made decisions based solely on investment considerations.

His Eminence Adam Cardinal Maida and Archbishop Allen H. Vigneron are episcopal advisors to the CAB, but are not compensated by, or affiliated with the Fund in any way.

The following is a list of the CAB members, whose address is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan, 48170. The Fund will indemnify and hold harmless the members of the CAB for losses suffered by any person in connection with the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

Name/Year of Birth	Length of Service	Principal Occupation(s) During Past 5 Years
Paul R. Roney, Chairman Year of Birth: 1957	Since April 2001	Executive Director of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); President of Domino’s Farms – Dominos Farms Office Park.
Lou Holtz, Emeritus Year of Birth: 1937	Since April 2007; Emeritus since January 1, 2013	Former head football coach at University of Notre Dame, among others, and former ESPN college football analyst. Author and motivational speaker
Larry Kudlow Year of Birth: 1947	Since July 2005 Emeritus from April 2, 2018 - January 20, 2021	Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm). Host of “Kudlow” on Fox Business Network and a Fox news contributor. Assistant to President Trump and Director of the National Economic Council during the first Trump Administration (April 2018 - January 2021).
Thomas S. Monaghan Year of Birth: 1937	Since April 2001	Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); Chancellor of Ave Maria University.
Father John Riccardo, STL, Emeritus Year of Birth: 1965	Since August 2011	Priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX (an organization that helps parishes create a roadmap for evangelization). He hosts a podcast and the radio show “Christ is the Answer” and was formerly Pastor of Our Lady of Good Counsel Catholic Church in Plymouth Michigan.
Melissa Moschella, PhD Year of Birth: 1979	Since April 2017

Professor of the Practice, Philosophy, McGrath Institute for Church Life at the University of Notre Dame since July 2024. Associate Professor, School of Philosophy, The Catholic University of America from 2013 until 2024. She has published articles about moral and political philosophy and ethics in a number of academic publications and is a lecturer, and recipient of various academic honors and fellowships.

Raymond Arroyo Year of Birth: 1970	Since November 2022	An award-winning journalist, producer and bestselling author. He is a Fox News Contributor, Editorial Adviser and segment contributor to “The Ingraham Angle” with Laura Ingraham. He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network news and host of “EWTN News” and “The World Over Live.”
Michael J. Knowles Year of Birth: 1990	Since August 2025	An American conservative political commentator, lecturer, author, host, podcaster, and recipient of a number of honors. He has hosted The Michael Knowles Show at The Daily Wire since 2016 and co-hosted a podcast with Ted Cruz from 2020 until 2022.

Compensation of Trustees and CAB Members

Trustee Compensation. George P. Schwartz, as an Interested Trustee and principal of the Adviser does not receive any compensation from the Trust for serving as a Trustee of the Trust. Robert Dorsey, is treated as an Interested Trustee of the Trust (due to his prior affiliation with the Administrator and the Distributor), for all purposes other than compensation. Mr. Dorsey is compensated at the same rate as the Independent Trustees. Effective January 1, 2026, each Independent Trustee receives from the Trust an annual retainer of $77,000, payable quarterly (except the retainer is $97,000 for the Chairman of the Governance Committee/Lead Independent Trustee and $92,00 for the Chairman of the Audit Committee), plus a fee of $7,000 for attendance at each meeting of the Board of Trustees. Prior to January 1, 2026, each Independent Trustee received from the Trust an annual retainer of $70,000, payable quarterly (except the retainer was $85,000 for the Chairman of the Governance Committee/Lead Independent Trustee and $80,500 for the Chairman of the Audit Committee), plus a fee of $7,000 for attendance at each Board meeting. A Trustee Emeritus may serve on the Board in an advisory capacity for a period of three years following his retirement from the Board, but has no voting authority. A Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each Board meeting. These fees are allocated among the Funds based upon their proportionate share of net assets.

The following table shows the compensation paid to the Independent Trustees and Mr. Dorsey during the December 31, 2025 fiscal year. Because the Fund is newly formed, it did not pay any Trustee compensation in 2025.

	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Donald J. Dawson, Jr.	None	None	$120,000
John J. McHale, Jr.	None	None	$105,000
Edward J. Miller	None	None	$105,000
William A. Morrow	None	None	$115,500
Joseph M. Grace*	None	None	$ 50,167
Robert G. Dorsey**	None	None	$ 7,000

*	Began serving on the Board in May 2025.

**	Began serving on the Board in November 2025.

CAB Compensation. The CAB members receive an annual retainer of $6,000, payable quarterly; a fee of $4,000 for attendance at each CAB meeting; and the Chairman of the CAB receives a supplementary annual retainer of $10,000. All CAB members are reimbursed for travel and other expenses incurred in attending meetings. These fees are allocated among the Funds based upon their proportion of net assets.

The following table shows the compensation paid to each CAB member during the December 31, 2025 fiscal year. Because the Fund is newly formed, it did not pay any CAB compensation in 2025.

	Aggregate Compensation From the Fund Complex	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement
Paul R. Roney	$24,000	None	None
Lou Holtz, Emeritus	$ 6,000	None	None
Larry Kudlow	$ 6,000	None	None
Thomas S. Monaghan	$14,000	None	None
Father John Riccardo, Emeritus	$ 6,000	None	None
Melissa Moschella	$14,000	None	None
Raymond Arroyo	$10,000	None	None
Michael J. Knowles*	$ 5,500	None	None

*	Began serving on the CAB in August 2025.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board is responsible for the oversight of the Fund and its service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the Adviser to oversee the management of the Fund on a day-to-day basis and the Board is responsible for overseeing the Adviser’s operation of the Fund. The Board meets in person (or occasionally by teleconference) at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA. Mr. Schwartz is an Interested Trustee because he is a principal of the Adviser. Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of the Fund’s service providers. As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Lead Independent Trustee and Chairman of the Governance Committee and Mr. William A. Morrow, an Independent Trustee, serves as Chairman of the Audit Committee. Each Committee Chairman reviews meeting agendas and presides at all meetings of his respective committee. In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management, reviews meeting agendas for the Board, chair’s executive sessions of the Independent Trustees and may preside at meetings of the Board at times when the Chairman of the Board is not present.

Board Committees. The Board has established a Governance Committee and an Audit Committee, each consisting of the Independent Trustees: Donald J. Dawson, Jr., John J. McHale, Jr., Edward J. Miller, William A. Morrow and Joseph M. Grace. The Audit Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the Fund’s financial statements and the independent audits thereof. In addition, the Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board and pre-approves the scope of the audit and non-audit services the independent registered public accounting firm provides to the Fund. The Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Fund. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. During the December 31, 2025 fiscal year, the Audit Committee and the Governance Committee each met four times.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Governance Committee believes contribute to good governance for the Trust. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling.

Mr. George P. Schwartz has served as the Chairman of the Adviser since he founded the Adviser in 1980 and was the Chief Executive Officer of the Adviser until December 31, 2023. He has over 50 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a CFA charter holder and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. previously served as the Chairman, President and Chief Executive Officer of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He was also a Board member of a non-profit organization from 2000 until 2017, serving as Chairman from 2009 until 2011. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. John J. McHale, Jr. is a consultant to Major League Baseball and served as the Special Assistant to the Commissioner of Major League Baseball from April 2015 until December 2020, responsible for special project assignments, grievances and on-field disciplinary matters. He previously served as Executive Vice President of Administration and Chief Information Officer for Major League Baseball from 2000 until 2015, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He was a Board member of the United States Amateur Baseball Federation, Inc. and a Trustee of several major league baseball retirement and pension plans until December 2020. Mr. McHale holds an undergraduate degree from the University of Notre Dame, a J.D. degree from Boston College and an L.L.M. degree from Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Mr. Edward J. Miller retired in 2019. Prior to his retirement he was Vice Chairman and Director of the Detroit Investment Fund and the Invest Detroit Foundation which provide financing for residential and commercial redevelopment of the City of Detroit Michigan, and was actively involved in the management of both organizations until 2016. Prior to joining the Detroit Investment Fund, Mr. Miller was an Executive Vice President at Standard Federal Bank (now Bank of America) from 1995 until 2000 where he was responsible for commercial banking activities. Before he joined Standard Federal Bank, Mr. Miller held executive management positions with Comerica Bank and Manufacturers Bank (prior to its merger with Comerica). These positions included responsibility for Retail Banking (1993-1995) and Trust and Investment Management (1988-1993). He started his career with Manufacturers Bank in 1970 and held positions in commercial lending, strategic planning and corporate development before being appointed Executive Vice President in 1990. He is a Board member of various non-profit organizations. Mr. Miller holds a B.S. degree from Regis University in Denver, Colorado and an MBA from the University of Detroit. Mr. Miller has served as a Trustee of the Trust since May 2017. The Board concluded that Mr. Miller is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Mr. William A. Morrow retired in 2017. He previously served as a Senior Executive Vice President for Crain Communications Inc., an international business media company, from March 1985 until May 2017. As Senior Executive Vice President, he had overall responsibility for Crain Communications’ internal business operations, including finance, legal, acquisitions, administration, human resources, facilities and other corporate areas. He also served as Plan Administrator for Crain Communications’ Pension and Profit-Sharing Plans. Prior to working at Crain, Mr. Morrow was a partner-in-charge in the Detroit office of Touche Ross & Co. (now Deloitte & Touche LLP) and a member of the firm’s national Management Advisory Council. He is active in many civic and business organizations, including serving as a Trustee and member of the Executive Committee at the University of Detroit Mercy. He is a former director of American Business Media, a membership association for business-to-business information providers, and previously served as Chairman. Mr. Morrow holds a B.S. degree in Accounting from the University of Detroit and a J.D. degree from Wayne State Law School. Mr. Morrow has been a Trustee of the Trust since April 2018. The Board concluded that Mr. Morrow is suitable to serve as a Trustee because of his business, legal and financial experience, his academic and professional background and his service and experience on other boards.

Mr. Joseph M. Grace has over forty years’ experience in the automotive industry, working primarily in product engineering for Chrysler and its affiliates. He has been a principal of JM Grace Engineering LLC, a consulting firm for the transportation industry, since January 2024 and previously served as Senior Vice President at Stellantis N.V. and Vice President at Fiat Chrysler Automobiles, N.V., where he was primarily responsible for new product development at both companies. He has also held executive positions at a number of Chrysler affiliates where his responsibilities included advanced engineering development, vehicle engineering, program management, product quality improvement, and new product launches. Mr. Grace holds a B.S. degree in Mechanical Engineering at The University of Notre Dame, a M.S. in Mechanical Engineering at the University of Michigan, and an M.B.A at The University of Michigan. The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his professional service and leadership positions, and his academic background.

Mr. Robert Dorsey is the co-founder of Ultimus Fund Solutions, LLC, the Trust’s administrator (the “Administrator”), and Ultimus Fund Distributors, LLC, the Trust’s distributor (the “Distributor”), and served as the President and Managing Director of both firms from 1999 until 2018 and Vice Chairman from 2018 until 2021. He has over 30 years of experience in the mutual fund services industry. Mr. Dorsey holds a B.S. degree from Christian Brothers University and is a Certified Public Accountant (inactive). Prior to his retirement in 2021, Mr. Dorsey served as an officer of other mutual fund clients of the Administrator, including Assistant Vice President or Assistant Secretary of the Trust from 1999 until 2021. He was a Trustee of Ultimus Managers Trust from 2012 until 2021 and Capitol Series Trust from 2017 until 2021. Mr. Dorsey has been a Trustee of the Trust since November 2025. The Board concluded that Mr. Dorsey is suitable to serve as a Trustee because of his professional and investment experience, academic background, and service on other boards. Mr. Dorsey is an Interested Trustee because of his previous business affiliations with the Distributor and the Administrator.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides updates to the Board on the application of the Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings if there are any problems associated with the Fund’s compliance policies and procedures that could expose (or potentially expose) the Fund to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation may vary and there is no guarantee they will be effective. Not all risks that may affect the Trust can be identified and not all processes and controls to eliminate or mitigate their occurrence or effects can be developed. Some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

The Adviser’s primary location is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170. George P. Schwartz, as a Principal of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investment process and receives a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of the Fund’s average daily net assets.

By its terms, the Advisory Agreement has an initial two-year term and will remain in force from year to year thereafter, provided its continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of a majority of the Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding shares, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as that term is defined in the 1940 Act and the rules thereunder.

Expense Limitation Agreement. The Adviser has entered into an Expense Limitation Agreement on behalf of the Fund whereby it has contractually agreed to reduce advisory fees and reimburse Fund expenses so that the Fund’s annual ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed 1.25% of its average daily net assets. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were incurred, provided the repayment to the Adviser does not cause the Fund’s aggregate ordinary operating expenses to exceed the contractual expense limitation at the time the amount was waived or repaid.

The Expense Limitation Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees and (ii) the Agreement terminates automatically in the event of an assignment. The Adviser will have no claim against the Fund and the Fund will not pay for any unpaid amounts if its Expense Limitation Agreement expires or is terminated. The Fund’s Expense Limitation Agreement is in effect until May 1, 2029.

Fund Expenses. The Fund is responsible for the payment of all expenses incurred in connection with the registration of its shares and operations, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, Administrator, Trustees and CAB members, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund has an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. General Trust expenses are allocated among the Fund and the other series of the Trust based upon the relative net assets of each series (on the date the expenses are paid), or the nature of services performed and the relative applicability to each series. In addition, the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for reasonable out-of-pocket travel costs to attend Board meetings.

CCO Expenses. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except the Fund reimburses the Adviser for a portion of the compensation and expenses of the Trust’s CCO, who is an employee of the Adviser. The Trust also reimburses the Adviser for out-of-pocket expenses incurred by the CCO in providing these services.

Portfolio Managers

The Fund’s portfolio managers are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser. None of these accounts has an advisory fee based on the performance of the account.

Other Managed Accounts (as of December 31, 2025)

Ave Maria Undiscovered Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Ryan M. Kuyawa, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$477,936,281 0 0	0 0 0	$ 0 $ 0 $ 0
Sean C. Gaffney, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$133,616,287 0 0	0 0 0	$ 0 $ 0 $ 0
James T. Peregoy, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$793,904,986 0 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest. The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Fund and other accounts. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for different Funds, or for the Fund and another account he manages, the Adviser believes it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose the full amount of a security it seeks to purchase or sell, or the price that the security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Fund and the Adviser’s other clients come first.

Compensation. Each portfolio manager receives a fixed annual cash salary plus an annual bonus from the Adviser, if earned, as determined by the Board of Directors of the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, or fixed length of time over which performance is measured by the Board of Directors of the Adviser in determining the portfolio managers’ bonuses. Compensation of the portfolio managers includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund. A portfolio manager’s compensation is not directly based upon the performance of the Fund or the amount of its assets.

Ownership of Fund Shares. Because the Fund is newly formed, the portfolio managers do not beneficially own any shares of the Fund as of the date of this SAI.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions about the placement of the Fund’s securities transactions and negotiation of commission rates, when applicable, are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account factors, such as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or in light of the Adviser’s overall responsibilities to the Fund and other accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial condition and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investments for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

The Adviser may aggregate purchase and sale orders for agency trades of the Fund and its other clients if it believes this is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information about how the Fund voted proxies for its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling 888-726-9331, on the Fund’s website at http://www.avemariafunds.com, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

●	Public disclosure regarding the portfolio securities held by the Fund is made semiannually in Annual Financial Statements and Semi-Annual Financial Statements, and in quarterly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

●	The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. The Fund’s quarterly holdings are available at www.avemariafunds.com. and in the Annual and Semiannual Financial Statements and Schedules of Investments. The listings of the 10 largest holdings are typically available on the website within 10 business days of the end of the quarter. All portfolio holdings information on the website is available to the general public.

●	Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed to rating and ranking organizations on at least a 30-day lag for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved in writing by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Fund. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, each organization is bound by a duty of confidentiality. The CCO and the Board of Trustees have determined that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or Other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.	None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.	None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.	None
FactSet	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None
Confluence Technologies, Inc. - Accounting platform for performance calculations and regulatory reporting	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly. The Agreement has a Confidentiality Clause that prohibits Confluence from using the information except in connection with the performance or exercise of its obligations or as may be required by law.	None

These policies relating to disclosure of the Fund’s holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are the Fund’s Administrator, Distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Independent Trustees, pricing services, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors, as determined by the CCO) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to adversely affect the Fund or any of its shareholders and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing higher capital gains, which would increase the amount of capital gains distributions to shareholders in order to maintain the Fund’s status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. The Adviser anticipates that the Fund’s portfolio turnover rate normally will not exceed 100%; however, market conditions may dictate a higher portfolio turnover rate in a particular year. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a 1-year period. Because the Fund is newly organized, there is no portfolio turnover rate to report.

CALCULATION OF SHARE PRICE

The Fund’s share price (NAV) is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

In valuing the assets of the Fund for purposes of computing NAV, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Board. Securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser (as the valuation designee) in accordance with consistently applied valuation procedures established by and under the general supervision of the Board. One or more independent pricing services may be utilized to determine the fair value of securities held by the Fund. The Fund may retain an independent pricing service to determine the fair value of foreign securities if the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the foreign securities are traded. A security’s fair value price may differ from the price next available for that security using the Fund’s normal pricing procedures. The Adviser (as the valuation designee) will review and monitor the methods used by such services.

SHAREHOLDER ACCOUNTS

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for a specified amount ($50 minimum) which will be automatically invested at the share price determined on the day(s) of the month specified by the shareholder. The shareholder may change the amount of the investment or discontinue the plan any time by writing to the Fund.

Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan and receive monthly, quarterly or semi-annual payments, in amounts of not less than $50 per payment. You may authorize the Fund to redeem the necessary number of shares periodically (monthly, semiannually, or quarterly in March, June, September and December). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s). No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the Fund. Investors should be aware that systematic withdrawals may deplete their investment and the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-9331 or writing to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Exchange of Shares. You may exchange shares of the Fund for shares of another Ave Maria Mutual Fund. An exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

You may request an exchange in writing, by telephone (888-726-9331), or through the Fund’s website (www.avemariafunds.com). The Fund redeems shares at the NAV next calculated after the Administrator receives your exchange request and the shares you purchase in the exchange will be at the next calculated NAV after the Administrator receives your request in proper form.

The Fund reserves the right to terminate or modify the exchange privileges for any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for itself or its customers, upon 60 days’ notice. The Fund will consider the number of exchanges requested, the time the requests were made, and the level of expense to the Fund or adverse effects to other shareholders.

Transfer of Shares. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal taxes.

The Fund intends to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make sufficient distributions to avoid imposition of the excise tax.

Taxation of the Shareholder. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2026, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $545,500 ($613,700 for married taxpayers filing jointly, $579,600 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers who are not in this highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (“IRS”) certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of its shareholders, may make payment for shares repurchased or redeemed in whole or in part in the Fund’s securities taken at current value. If payment is made in securities, the redeeming shareholder will generally incur brokerage costs in converting these securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

PRINCIPAL SECURITY HOLDERS

Because the Fund is newly formed, the Adviser is the only principal security holder as of the date of this SAI.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund’s investments. As custodian, U.S. Bank, N.A. acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of ___________________________, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2026. _____________ will perform an annual audit of the Fund’s financial statements and advise the Fund on certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Fund pursuant to a Mutual Fund Services Agreement. The Administrator maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent. The Administrator also provides administrative services to the Fund, calculates daily NAVs and maintains such books and records as are necessary to enable it to perform its duties. For the performance of these services, the Fund pays the Administrator a fee based upon a percentage of its average daily net assets, subject to a minimum monthly fee. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two-year term and provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of the Fund and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the Fund’s outstanding shares on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly owned subsidiary of the Administrator. Stephen Preston is an officer of both the Distributor and the Trust.

FINANCIAL STATEMENTS

The Fund’s financial statements will be audited each year by an independent registered public accounting firm.

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

September 30, 2025

Schwartz Investment Trust (the “Trust”) and Schwartz Investment Counsel, Inc. (the “Adviser”) intend to exercise a voice on behalf of their shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager (as defined below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Nominating and Governance Committee of Independent Trustees (the “Committee”). A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager (as defined below) determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Committee and the Adviser shall follow the instructions of the Committee. The Proxy Manager (as defined below) shall keep a record of all materiality decisions and report them to the Committee on a quarterly basis.

Election of the board of directors

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

Ability to re-price underwater options

Ability to issue options with an exercise price below the stock’s current market price.

Ability to issue reload options.

Automatic share replenishment (“evergreen”) feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

Requiring stock acquired through option exercise to be held for a certain period of time.

Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and social policy issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

We will generally vote  against shareholder proposals that mandate the adoption of environmental, social, and governance (ESG) or diversity, equity, and inclusion (DEI) initiatives. We do not consider gender, racial, or ethnic diversity to be material factors in our voting decisions and believe such mandates may not align with our fiduciary responsibility to prioritize long-term shareholder value.

We will generally vote against “climate-change” proposals that require companies to adopt specific climate-related targets, energy transition plans, or carbon-reduction commitments, as we do not believe these types of proposals are aligned with our fiduciary duty to prioritize long-term shareholder value.

We will generally vote against proposals that seek to restrict or reallocate capital away from fossil fuel development, industrial expansion, or other sectors we consider essential to long-term economic growth and national energy security.

We will attempt to vote proxies in a manner that is consistent with the core values and teachings of the Roman Catholic Church and the morally responsible investment criteria determined by the Trust’s Catholic Advisory Board.

Proxy voting process

Proxy voting is subject to the supervision of Robert Schwartz, Senior Vice President (the “Proxy Manager”). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

Annual filing of proxy voting record

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX no later than August 31 of each year.

The Adviser (a Form 13F Filer) shall file an annual report of its proxy voting record with respect to certain executive compensation matters during the twelve-month period ended June 30* on Form N-PX no later than August 31 of each year.

Proxy voting disclosures

The Trust shall include in its registration statement:

1.       A description of these proxy voting policies and procedures; and

2.       A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.       A statement that a description of the proxy voting policies and procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified internet address or both and on the SEC website.

2.       A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

3.       A brief, plain English statement that certain additional Fund information is available on the Fund’s website, including plain English references to, as applicable, the Fund’s prospectus, financial information holdings, and proxy voting information**.

*	Beginning with the period July 1, 2023 to June 30, 2024.

**	This disclosure is required by the new Tailored Shareholder Report (TSR) rule, and replaces disclosures contained in Items (1) and (2). Funds must comply with the TSR rule by July 24, 2024.

PART C.	OTHER INFORMATION

Item 28.		Exhibits
(a)		Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001
(b)		Bylaws – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on February 15, 2005
(c)		Incorporated by reference to Agreement and Declaration of Trust and Bylaws
(d)	(i)	Advisory Agreement with Schwartz Investment Counsel for the Ave Maria Value Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(ii)	Advisory Agreement with Schwartz Investment Counsel for the Ave Maria Value Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(iii)	Investment Management Agreement with Schwartz Investment Counsel for the Ave Maria Bond Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(iv)	Investment Management Agreement with Schwartz Investment Counsel for the Ave Maria Growth Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(v)	Advisory Agreement with Schwartz Investment Counsel for the Ave Maria Rising Dividend Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(vi)	Advisory Agreement with Schwartz Investment Counsel, Inc. for the Ave Maria World Equity Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(vii)	Advisory Agreement with Schwartz Investment Counsel, Inc. for the Ave Maria Growth Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(viii)	Form of Advisory Agreement with Schwartz Investment Counsel, Inc. for the Ave Maria Undiscovered Fund – Filed herewith
(e)		Distribution Agreement with Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
(f)		Inapplicable
(g)		Custody Agreement with US Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on April 29, 2022
(h)	(i)	Amended and Restated Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No 49 filed on February 12, 2025

	(ii)	Expense Limitation Agreements (with respect to the Ave Maria Value Focused Fund, Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Bond Fund and Ave Maria Growth Focused Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5 1 filed on November 6, 2025
	(iii)	Form of Expense Limitation Agreement with respect to the Ave Maria Undiscovered Fund – Filed herewith
	(iv)	Indemnification Agreement between the Catholic Advisory Board and the Trust with respect to the Ave Maria Mutual Funds – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 32 filed on April 30, 2014
	(v)	Opinion and Consent of Counsel relating to Issuance of Shares – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 16, 2010
	(vi)	Opinion and Consent of Counsel Relating to Issuance of Shares of Ave Maria Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No.44 filed on April 29, 2020
(i)		Consent of Independent Registered Public Accounting Firm – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 50 filed on April 28, 2025
(j)		Inapplicable
(k)		Agreement Relating to Initial Capital – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001
(l)		Inapplicable
(m)		Inapplicable
(n)		Reserved
(o)	(i)	Code of Ethics of Registrant – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on April 30, 2018
	(ii)	Code of Ethics of Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on April 30, 2021
	(iii)	Code of Ethics of Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 48 filed on April 26, 2024
Other	(i)	Powers of Attorney for Donald J. Dawson, Jr., John J. McHale, Edward J. Miller and William A. Morrow – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on May 1, 2023
	(ii)	Power of Attorney for Joseph M. Grace – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025
	(iii)	Power of Attorney for Robert G. Dorsey- Filed herewith
Item 29		Persons Controlled by or Under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30		Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended,

The 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors’ and officers’ liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreements, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreements or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Indemnification Agreement between members of the Catholic Advisory Board (the "CAB") and the Trust provides that the Ave Maria Mutual Funds shall indemnify each of the CAB members against all liabilities, including but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any CAB member in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such CAB member may be or may have been involved as a party or otherwise or with which such CAB member may be or may have been threatened, while in office or thereafter, by reason of being or having been a CAB member in connection with the Ave Maria Mutual Funds, and except that no CAB member shall be indemnified against any liability to the funds or their shareholders to which such CAB member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such CAB member’s office.

Notwithstanding any provisions to the contrary in Registrant’s Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreements and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys’ fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31.

Business and Other Connections of the Investment Adviser

The Adviser has been registered as an investment adviser since 1988 and provides investment advisory services to individuals and institutions.

The directors and officers of the Adviser are listed below. The business address of the directors and principal officers of the Adviser is 801 West Ann Arbor Trail Suite 244, Plymouth, Michigan 48170, except the address of those indicated by * is 5060 Annunciation Circle, Suite 100, Ave Maria, Florida 34142. No

director or officer was engaged in any other business, profession, vocation, or employment of a substantial nature at any time during the past two years.

George P. Schwartz

Timothy S. Schwartz*

Cathy M. Stoner

Michael J. Schwartz*

Robert C. Schwartz*

Item 32.	Principal Underwriter
(a)	The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

Open-end
Williamsburg Investment Trust	Valued Advisers Trust
Hussman Investment Trust	Unified Series Trust
The Investment House Funds	Papp Investment Trust
The Cutler Trust	Yorktown Funds
Exchange Place Advisors Trust	CM Advisers Family of Funds
Cantor Select Portfolios Trust	Ultimus Managers Trust
Chesapeake Investment Trust	Conestoga Funds
Eubel Brady & Suttman Mutual Fund Trust	Bruce Fund, Inc.
Centaur Mutual Funds Trust	Caldwell & Orkin Funds, Inc.
Oak Associates Funds	Capitol Series Trust
Segall Bryant & Hamill Trust	VELA Funds
Commonwealth International Series Trust	Volumetric Fund
HC Capital Trust	James Advantage Funds
Johnson Mutual Funds Trust	Waycross Independent Trust
MSS Series Trust	New Age Alpha Funds Trust
Connors Funds	ONEFUND TRUST
New Age Alpha Variable Funds Trust	WesMark Funds
XD Fund Trust	Plumb Funds
Closed-end
Peachtree Alternative Strategies Fund	Private Debt & Income Fund
Fairway Private Equity & Venture Capital Opportunities Fund	Lind Capital Partners Municipal Credit Income Fund
Dynamic Alternatives Fund	Cantor Fitzgerald Infrastructure Fund
Private Debt & Income Fund	83 Investment Group Income Fund
Fairway Private Markets Fund	Beacon Pointe Multi Alternative Fund
Axxes Private Markets Fund	MidBridge Private Markets Fund
Flat Rock Core Income Fund	Flat Rock Opportunity Fund
Booster Income Opportunities Launch	OneAscent Capital Opportunities Fund
CAZ Strategic Opportunities Fund	Axxes Opportunistic Credit Fund
Prospect Enhanced Yield Fund	Sardis Credit Opportunities Fund
PennantPark Enhanced Income Fund

(b)	The following list sets forth the executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President/CCO	Assistant Vice President/AML Compliance Officer
Melvin Van Cleave	Chief Technology Officer	None
Douglas K. Jones	Vice President	None
(c)	Not applicable
Item 33	Location of Accounts and Records
Inapplicable
Item 34	Management Services Not Discussed in Parts A or B
Inapplicable
Item 35	Undertakings
Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this registration statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Plymouth and State of Michigan on the 6th day of February 2026.

SCHWARTZ INVESTMENT TRUST
By /s/ George P. Schwartz
George P. Schwartz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George P. Schwartz	President and Trustee (Chief Executive Officer)	February 6, 2026
George P. Schwartz
/s/ Timothy S. Schwartz	Treasurer (Chief Financial Officer and Principal Accounting Officer)	February 6, 2026
Timothy S. Schwartz

Donald J. Dawson, Jr.*	Trustee
John J. McHale, Jr.*	Trustee
Edward J. Miller*	Trustee
William A. Morrow*	Trustee
Joseph M. Grace*	Trustee
Robert G. Dorsey*	Trustee
/s/ George P. Schwartz
George P. Schwartz Attorney-in-fact* February 6, 2026

  INDEX TO EXHIBITS

Item 28 (d)(viii)	Form of Advisory Agreement for the Ave Maria Undiscovered Fund
Item 28(h)(iii)	Form of Expense Limitation Agreement for the Ave Maria Undiscovered Fund
Other (iii)	Power of Attorney for Robert G. Dorsey